UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2010

SOUTHERN STAR CENTRAL CORP.

______________________

(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4700 Highway 56, Owensboro, KY 42301		42301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (270) 852-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 C.F.R. 240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

________________________________________________________________________________________

Item 1.01  Entry into a Material Definitive Agreement

On May 13, 2010, Southern Star Central Corp. (the “Company”) and Southern Star Central Gas Pipeline, Inc., the Company’s subsidiary, (“SSCGP”), amended the employment agreements of  of Jerry L. Morris, Robert S. Bahnick, Robert W. Carlton, Chris W. Ellison, David L. Finley, Beverly H. Griffith, Susanne W. Harris, Daryl R. Johnson and Richard J. Reischman to extend the term of each employment agreement to December 31, 2010 on the same terms without further automatic extension.  Pursuant to the terms of the employment agreements, the term would have otherwise automatically extended for one-year increments each August 11th unless 90 days prior notice was provided.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2010	SOUTHERN STAR CENTRAL CORP. /s/ Susanne W. Harris
Susanne W. Harris Vice President, Chief Financial Officer and Treasurer

3